Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report of ChinaCast Education Corporation on Form 10-Q for the quarter ended June 30, 2010 as filed with the Securities and Exchange Commission (the “Report”), I, Ron Chan Tze Ngon, Chairman of the Board and Chief Executive Officer of ChinaCast Education Corporation, certify, pursuant to 18 U.S.C. Section 1350, as adopted by Section 906 of the Sarbanes-Oxley Act of 2002, that:

     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of ChinaCast Education Corporation.

Dated: August 9, 2010	/s/ Ron Chan Tze Ngon
Ron Chan Tze Ngon
Chairman of the Board and Chief Executive Officer (Principal Executive Officer)